SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date earliest event reported) March 30, 1999

                           COMPUTER MARKETPLACE, INC.
--------------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)


       DELAWARE                    0-1473                  33-0008870
--------------------------------------------------------------------------------
   (State or other juris-         (Commission            (IRS Employer
   diction of Incorporation)      File number)           Identification No.)


  1171 RAILROAD STREET, CORONA, CALIFORNIA                            91720
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip Code)



  Registrant's Telephone Number,
    including Area Code:                                   (909) 735-2120
                                                           --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On March 30, 1999, the Board of Directors of Computer Marketplace, Inc., a Delaware corporation (the "Registrant"), approved a resolution to extend the expiration date of the Registrant's currently outstanding Class D Common Stock Purchase Warrants ("Class D Warrants") from March 31, 1999 to April 15, 1999. The Class D Warrants entitle the holders thereof to purchase one share of Registrant's Common Stock at an exercise price of $2.50 per share.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                            COMPUTER MARKETPLACE, INC.


                                            By:/s/ L. Wayne Kiley
                                               ---------------------------------
                                                   L. Wayne Kiley
                                                   President


Dated:  March 31, 1999